SUPPLEMENT DATED NOVEMBER 2, 2023

TO THE

MASTERS FLEX II

PROSPECTUS AND UPDATING SUMMARY PROSPECTUS EACH DATED

MAY 1, 2023, AS SUPPLEMENTED

ISSUED BY DELAWARE LIFE INSURANCE COMPANY

VARIABLE ACCOUNT F

On page 1 of the Prospectus and Page 6 of the Summary Prospectus, the first row in the table under the heading “Important Information you should Consider About the Contract” is deleted in its entirety and replaced with the following:

FEES AND EXPENSES	Location in the Prospectus

Charges for Early Withdrawals

If you withdraw money from your Contract within four years following your last Purchase Payment, you will be assessed a Withdrawal Charge of up to 8% (as a percentage of Purchase Payments withdrawn), declining to 0% over that time period.

For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment.

Fee Table - Transaction Expenses Withdrawals and Withdrawal Charges

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.